UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2016

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 5, 2016, Constellation Brands, Inc. (“Constellation” or the “Company”), a Delaware corporation, issued a news release (the “release”) announcing its financial condition and results of operations as of and for the second quarter ended August 31, 2016. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time; therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The information in the release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The release contains non-GAAP financial measures; in the release these are referred to as “comparable”, “organic” or “constant currency” measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures, organic net sales measures and constant currency measures are provided because management uses this information in monitoring and evaluating the results and underlying business trends of the core operations of the Company and/or in internal goal setting. In addition, the Company believes this information provides investors better insight on underlying business trends and results in order to evaluate year-over-year financial performance. As such, the following items, including any related income tax effect, are excluded from comparable results, when appropriate:  net gain (loss) on the mark to fair value of undesignated commodity derivative contracts; flow through of inventory step-up associated with acquisitions; settlements of undesignated commodity derivative contracts; transaction, integration and other related costs recognized in connection with acquisitions; costs incurred in connection with a potential initial public offering for a portion of our Canadian wine business; restructuring and related charges; dividend income from a retained interest in a previously divested business; and loss on write-off of financing costs. The Company acquired the Meiomi wine brand and related assets (“Meiomi”) on August 3, 2015. In addition, the Company acquired all of the issued and outstanding common and preferred stock of Home Brew Mart, Inc. d/b/a Ballast Point Brewing & Spirits (“Ballast Point”) on December 16, 2015. Lastly, the Company acquired The Prisoner Wine Company portfolio of brands and certain related assets (“Prisoner”) on April 29, 2016. Accordingly, during the indicated periods, organic net sales measures exclude the net sales of Meiomi, Ballast Point and Prisoner products, as appropriate. Constant currency measures exclude the impact of year-over-year currency exchange rate fluctuations.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 4, 2016, the Board of Directors of Constellation approved Amendment No. 1 to the Company’s Amended and Restated By-Laws (the “Amendment”). The Amendment, which was effective October 4, 2016, provides members of the Board of Directors, or any Committee thereof, the ability to also use electronic transmissions when providing their consent to actions taken by Unanimous Consent.

The foregoing summary of the Amendment is qualified in its entirety by the Amendment filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 5, 2016, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, on October 4, 2016, the Board of Directors of Constellation Brands, Inc. declared a quarterly cash dividend in the amount of $0.40 per issued and outstanding share of the Company’s Class A Common Stock, $0.36 per issued and outstanding share of the Company’s Class B Common Stock and $0.36 per issued and outstanding share of the Company’s Class 1 Common Stock, in each case payable on November 22, 2016, to stockholders of record of each respective class as of the close of business on November 8, 2016.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amendment No. 1 to Amended and Restated By-Laws of Constellation Brands, Inc.
99.1	News Release of Constellation Brands, Inc. dated October 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2016	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

(3.1)	Amendment No. 1 to Amended and Restated By-Laws of Constellation Brands, Inc.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated October 5, 2016.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

(106)	STATIC POOL PDF

Not Applicable.